EXECUTION COPY

[COOPER]

FIFTH AMENDMENT TO

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of August 10, 2012, is entered into among COOPER RECEIVABLES LLC (the “Seller”), COOPER TIRE & RUBBER COMPANY (the “Servicer”), MARKET STREET FUNDING LLC (“Market Street”), as Related Committed Purchaser and as Conduit Purchaser and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator, as LC Participant, as LC Bank and as Purchaser Agent.

RECITALS

1.          The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of September 14, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2.          The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.          Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.          Amendment to the Agreement. The definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is amended by replacing each reference to the date “June 2, 2014” where it appears therein with “June 30, 2015”.

SECTION 3.          Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, each Purchaser and the Purchaser Agent as follows:

(a)          Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)          Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c)          No Termination Event. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4.          Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5.          Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of each of the following, each in form and substance satisfactory to the Administrator:

(a)          duly executed counterparts of this Amendment;

(b)          duly executed counterparts of that certain Structuring Fee Letter, dated as of the date hereof, by and among the Administrator, PNC Capital Markets, LLC, Market Street Funding LLC, the Seller and the Servicer;

(c)          confirmation that the “Structuring Fee” payable pursuant to the above-described Structuring Fee Letter has been paid in full in accordance with the terms of such Structuring Fee Letter;

(d)          certificates of the Secretary or Assistant Secretary of the Seller and the Servicer certifying as to: (i) its articles of incorporation, limited liability company agreement, operating agreement or similar organizational documents, as applicable; (ii) its bylaws, if any; (iii) the resolutions or unanimous written consents of its Board of Directors authorizing its execution, delivery and performance of this Amendment and the other Transaction Documents to which it is a party (as amended hereby); and (iv) the names and true signatures of its officers who are authorized to sign this Amendment and the other Transaction Documents to which it is a party; and

(e)          good standing certificates with respect to the Seller and the Servicer issued by the Secretary of State (or similar official) of its state of organization or incorporation.

SECTION 6.          Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an originally executed counterpart hereof.

SECTION 7.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8.          Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signatures begin on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COOPER RECEIVABLES LLC, as Seller

By:	/s/ Stephen O. Schroeder
Name:	Stephen O. Schroeder
Title:	President and Treasurer

By:	/s/ Jerry A. Long
Name:	Jerry A. Long
Title:	Assistant Treasurer

COOPER TIRE & RUBBER COMPANY, as Servicer

By:	/s/ Bradley E. Hughes
Name:	Bradley E. Hughes
Title:	Vice President and Chief Financial Officer

By:	/s/ Stephen O. Schroeder
Name:	Stephen O. Schroeder
Title:	Vice President and Treasurer

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PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William Falcon
	Name:	William Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent

By:	/s/ Mark S Falcione
	Name:	Mark S Falcione
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:	/s/ Mark S Falcione
	Name:	Mark S Falcione
	Title:	Senior Vice President

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MARKET STREET FUNDING LLC,
as a Related Committed Purchaser and as Conduit Purchaser

By:	/s/ Karla L. Boyd
	Name:	Karla L. Boyd
	Title:	Vice President

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